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Exhibit 10.38

AMENDMENT 2001-1
TO
HILTON HOTELS
401(k) SAVINGS PLAN

        The Pension and Thrift Committee (the "Committee") for Hilton Hotels Corporation hereby adopts the following amendment to the Hilton Hotels 401(k) Savings Plan (the "Plan"):

        1.    Section 6.4 of the Plan is hereby amended by the addition of the following paragraph (f) at the end thereof effective January 1, 2001:

          "(f) Notwithstanding any provision of the Plan to the contrary, distributions to a Participant on account of financial hardship that were made pursuant to this Section 6.4 during the period from January 1, 2001, through April 30, 2001, can include amounts credited to the Participant's Employer Matching Contributions Account not in excess of the Participant's balance in such account as of December 31, 2000."

        IN WITNESS WHEREOF, the Committee has caused this amendment to be executed this 14th day of March, 2002.

Hilton Hotels Corporation Pension and Thrift Committee
By:	/s/ MOLLY MCKENZIE-SWARTS Molly McKenzie-Swarts Senior Vice President—Human Resources and Administration

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AMENDMENT 2001-1 TO HILTON HOTELS 401(k) SAVINGS PLAN